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                                                                   Exhibit 10.10



                               September 26, 2002

Ernst Volgenau
8302 Summerwood Drive
McLean, VA 22102

Re:      Amendment to Second Amended and Restated Stock Purchase Agreement

Dear Dr. Volgenau:

         The purpose of this letter agreement is to amend the Second Amended and Restated Stock Purchase Agreement, dated as of May 29, 2002, between you and SRA International, Inc. (the "Stock Purchase Agreement").

         As both parties to the Stock Purchase Agreement have agreed to terminate the two insurance policies on your life provided by Lincoln Benefit Life Company and to reduce the face amount of the policy provided by Transamerica Occidental Life Insurance Company from $55,500,000 to $10,000,000, Exhibit A to the Stock Purchase Agreement is hereby deleted and replaced in its entirety with the Exhibit A attached to this letter.

         Except as expressly modified hereby, all terms and conditions of the Stock Purchase Agreement are to remain in full force and effect.

                                    Sincerely,

                                    SRA INTERNATIONAL, INC.



                                     By:  /s/ WILLIAM K. BREHM
                                          --------------------------------
                                          William K. Brehm,
                                          Chairman of the Board of Directors

Agreed and Accepted:



/s/ ERNST VOLGENAU
----------------------
Ernst Volgenau

Date:  September 26, 2002
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                                                                       Exhibit A



Summary of Insurance Policy on the Life of Ernst Volgenau

Keyman Term Insurance Policy - SRA International, Inc. Sole Owner and Sole Beneficiary


Insured                                  Ernst Volgenau

Owner                                    SRA International, Inc.

Beneficiary                              SRA International, Inc.

   Insurance Provider                    Transamerica Occidental Life Insurance
                                         Company
   Policy Number                         41775236
   Policy Term                           June 9, 2000 to June 9, 2010
   Face Amount                           $ 10,000,000
   Annual premium through June 2010      $     53,200